SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 13, 2003

OMNIVISION TECHNOLOGIES, INC.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-29939	77-0401990
(Commission File Number)	(I.R.S. Employer Identification No.)

1341 Orleans Drive, Sunnyvale, California	94089-1136

(Address of Principal Executive Offices)	(Zip Code)

(408) 542-3000

(Registrant’s Telephone Number, Including Area Code)

930 Thompson Place, Sunnyvale, California 94089

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events

On June 13, 2003, the Board of Directors of OmniVision Technologies, Inc. (the “Company”) issued a press release announcing the Company’s filing of a registration statement with the Securities and Exchange Commission for a public offering of 3,000,000 newly issued shares of its Common Stock and 125,000 shares of its Common Stock offered by selling stockholders pursuant to a firm commitment public offering. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits

Exhibit	Description

99.1	Press Release of OmniVision Technologies, Inc. dated June 13, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2003

OMNIVISION TECHNOLOGIES, INC.

By:	/s/ SHAW HONG
Shaw Hong President and Chief Executive Officer

By:	/s/ H. GENE MCCOWN
H. Gene McCown Vice President of Finance and Chief Financial Officer

OMNIVISION TECHNOLOGIES, INC.

FORM 8-K

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release of OmniVision Technologies, Inc. dated June 13, 2003.